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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    JANUARY 31, 1997
                                                    ------------------------

                    FASTCOMM COMMUNICATIONS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            VIRGINIA                                  0-17168                             54-1289115
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(STATE OR OTHER JURISDICTION OF CORPORATION)       (COMMISSION FILE NO.)        (IRS EMPLOYER IDENTIFICATION NO.)
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               45472 HOLIDAY DRIVE, STERLING, VIRGINIA   20166
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)   (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (703) 318-7750


                                     NONE
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            (FORMER NAME AND ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS.


         (a) Effective January 31, 1997, the Registrant acquired through tax-free merger of the Registrant's wholly-owned subsidiary, FastComm
Acquisition Corporation, Comstat Datacomm Corporation, ("CDC"), a Georgia corporation engaged in the data communications business. The acquisition was valued at $900,000, subject to post closing adjustments.

         In connection with this acquisition, which will be accounted for as a purchase, the Registrant issued 131,900 of its restricted common shares, $.01 par value (the "Exchange Shares") and 58,651 of its restrictive common shares, $.01 par value (the "Adjustment Shares") in exchange for all of the issued and outstanding shares of CDC which were owned by its President and sole stockholder Richard L. Apel (Apel). Eighty percent (80%) of the Exchange
Shares were delivered to Apel at closing and twenty percent (20%) were retained subject to January 31, 1997 audit of CDC's books and records. The Adjustment
Shares are to be held in escrow pending results of operations of CDC for the fiscal years ending May 31, 1997 and May 31, 1998. If certain net revenue targets are met by CDC for these fiscal years then the Adjustment Shares will be delivered to Apel. If the targets are not met then all, or a portion of the Adjustment Shares will be canceled.

         In connection with the Acquisition, Apel (i) was granted certain registration requests with respect to the restricted shares issued to him (ii) entered into a three-year employment agreement with the Registrant; and (iii) was granted $300,000 loan, which is secured by a pledge of certain shares of Registrant stock issued to him in connection with the transaction.

         The Registrant intends to operate CDC as a separate subsidiary and has entered into a one-year lease of its existing facilities located in Lawrenceville, Georgia, renewable for up to an additional four years.
Sixteen existing full-time employees of CDC are to be retained at this facility, which will be managed by Apel.

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FASTCOMM COMMUNICATION CORPORATION
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                                                     (Registrant)

Date:  February 17, 1997

                                           By:  /s/  Mark H. Rafferty
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                                                Name:  Mark H. Rafferty
                                                Title: Vice President and
                                                       Chief Financial Officer